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                                                                    Exhibit 23.2


                        Consent of Independent Auditors


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our reports dated August 2, 1996, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-11113) and related Prospectus of Homegate Hospitality, Inc. for the registration of 4,325,000 shares of its common stock.


                                    ERNST & YOUNG LLP

San Antonio, Texas
October 17, 1996